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                                                        EXHIBIT I



                          BILL OF SALE

     BILL OF SALE, dated [Closing Date], 1995 (this "Bill of Sale"), by and between Abdow Corporation, a Massachusetts corporation ("Assignor"), and the Bickford's Family Restaurants division of ELXSI, a California corporation ("Assignee").

                  W  I  T  N  E  S  S  E  T  H:

     WHEREAS, under that certain Purchase and Sale Agreement, dated May 31, 1995(the "Purchase Agreement"), among Assignor, George T. Abdow, Ronald J. Abdow and Assignee, Assignor has agreed to sell, transfer and assign to Assignee, and Assignee has agreed to purchase and receive from Assignor, certain properties and assets more particularly described hereinbelow;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor and Assignee:

     1. Purchased Assets. Assignor does hereby sell, transfer, grant, convey, assign and set over to Assignee, and its successors and assigns forever, and Assignee does hereby receive from Assignor, free and clear of any and all liens, defects in title, covenants, claims of third parties, security interests, mortgages, pledges, and encumbrances of any kind or nature whatsoever, all of Assignor's right, title and interest in and to the property, assets and rights described on Annex 1 attached hereto and made part hereof (the "Purchased Assets").

     2. Assigned Contracts. Assignor does hereby sell, transfer, grant, convey, assign,delegate and set over to Assignee, and its successors and assigns forever, and Assignee does hereby receive, assume and agree to pay, perform, satisfy and discharge in accordance with their respective terms, all of the rights, title, interest and obligations of Assignor in, to and under the agreements and contracts listed on Annex 2 attached hereto and made part hereof(the "Assigned Contracts").

     3. No Liabilities Assumed. Assignee is not taking the Purchased Assets or the Assigned Contracts subject to, and Assignee is not assuming, any debts, liabilities, duties or obligations of the Assignor (or any affiliate thereof) (other than the obligation to provide future performance of the obligations of Assignor under the Assigned Contracts), and any such assumption, to the maximum extent permitted by law, is hereby expressly disclaimed and negated.

     4. The Purchase Agreements. Nothing contained in this Bill of Sale shall be deemed to enlarge, diminish or otherwise affect any of the rights, obligations, covenants, agreements, representations or warranties of the Assignor, Assignee or the other parties contained in the Purchase Agreement or in that certain Agreement, it being expressly agreed that the same shall survive the execution and delivery hereof to the extent provided in the Purchase Agreement.

     5. Further Assurances. Assignor will, at any time and from time to time after the date hereof, on the request Assignee, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further acts, deeds, assignments,transfers, conveyances, powers of attorney or assurances as may be reasonably required for the better transferring, assigning, conveying, granting, assuring and confirming to Assignee,or for the aiding and assisting in the collection of or reducing to possession by Assignee, of any of the Purchased or Assigned Contracts, or to vest in Assignee all of Assignor's right,title and interest in and to the Purchased Assets and the Assigned Contracts, or to otherwise enable Assignee to realize upon or otherwise enjoy the Purchased Assets and Assigned Contracts.

     6. Successors and Assigns. This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7.  Governing Law; Jurisdiction and Venue.  This Bill of
Sale shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     9. Counterparts. This Bill of Sale may be executed in any number of counterparts,each of which shall be deemed to be an original document but all of which together shall constitute a single document.

     IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale on the date first above written.Assignor:



    Assignee:                                Assignee:

ABDOW CORPORATION                       ELXSI



By:_______________________              By:______________________
   Name:                                   Name:
   Title:                                  Title:
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                                                      Annex 1
                                                (to Bill of Sale)


                        Purchased Assets
                        -----------------


            [See Exhibit C to the Purchase Agreement]
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                                                     Annex 2
                                                (to Bill of Sale)


                       Assigned Contracts

            [See Exhibit B to the Purchase Agreement]